SECURITIES AND EXCHANGE COMMISSION
                     WASHINGTON, D.C.  20549


                            FORM 8-K

                         CURRENT REPORT

             Pursuant to Section 13 or 15(d) of the

                 Securities Exchange Act of 1934


                 Date of Report: March 22, 2001

                FEDERATED DEPARTMENT STORES, INC.

          7 West Seventh Street, Cincinnati, Ohio 45202
                         (513) 579-7000

                              -and-

           151 West 34th St., New York, New York 10001
                         (212) 494-1602



        Delaware                1-13536              13-3324058
(State of Incorporation)   (Commission File No.)    (IRS Id. No.)



Item 5.        Other Events

          This Current Report on Form 8-K is being filed with the Securities and Exchange Commission by Federated Department Stores, Inc. ("Federated") for the purpose of filing, as exhibits hereto, the Unaudited Consolidated Statements of Operations and the Unaudited Operating Segment Data of Federated for the 14 weeks and 53 weeks ended February 3, 2001 and for the 13 weeks and 52 weeks ended January 29, 2000, the Unaudited Consolidated Balance Sheets of Federated as of February 3, 2001 and January 29, 2000 and the Unaudited Consolidated Statements of Cash Flows for Federated for the 53 weeks ended February 3, 2001 and for the 52 weeks ended January 29, 2000. The exhibits filed herewith should be read in conjunction with the consolidated financial statements, the notes thereto and the other information contained in Federated's Annual Report on Form 10-K for the fiscal year ended January 29, 2000.

          On December 7, 2000, Prime Receivables Corporation, a subsidiary of Federated, issued and sold $400,000,000 aggregate stated principal amount of 6.70% Class A Asset Backed Certificates, Series 2000-1. These certficiates represent undivided interests in the Prime Credit Card Master Trust and are expected to mature on November 15, 2005.

Item   7.  Financial Statements, Pro Forma Financial Information and Exhibits.

The following exhibits are filed herewith:

99.1 Unaudited Consolidated Statements of Operations of Federated for the 14 weeks and 53 weeks ended February 3, 2001 and for the 13 weeks and 52 weeks ended January 29, 2000.

99.2 Unaudited Operating Segment Data of Federated for the 14
     weeks and 53 weeks ended February 3, 2001 and for the 13 weeks and 52 weeks ended January 29, 2000.

99.3 Unaudited Consolidated Balance Sheets of Federated as of
     February 3, 2001 and January 29, 2000.

99.4 Unaudited Consolidated Statements of Cash Flows of Federated for the 53 weeks ended February 3, 2001 and for the 52 weeks ended January 29, 2000.




                           SIGNATURES




Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                              FEDERATED DEPARTMENT STORES, INC.


Date:  March 22, 2001         /s/  Dennis J. Broderick
                              Dennis J. Broderick
                              Senior Vice President, General Counsel
                              and Secretary








                        EXHIBIT INDEX

Exhibit
Number

99.1 Unaudited Consolidated Statements of Operations of
     Federated for the 14 weeks and 53 weeks ended February
     3, 2001 and for the 13 weeks and 52 weeks ended January
     29, 2000.

99.2 Unaudited Operating Segment Data of Federated for the
     14 weeks and 53 weeks ended February 3, 2001 and for the 13 weeks and 52 weeks ended January 29, 2000.

99.3 Unaudited Consolidated Balance Sheets of Federated as of February 3, 2001 and January 29, 2000.

99.4 Unaudited Consolidated Statements of Cash Flows of
     Federated for the 53 weeks ended February 3, 2001 and for the 52 weeks ended January 29, 2000.



                                                         Exhibit 99.1

                  FEDERATED DEPARTMENT STORES, INC.

          Consolidated Statements of Operations (Unaudited)

 (All amounts in millions except percentages and per share figures)


                            14  Weeks      13 Weeks     53 Weeks     52 Weeks
                              Ended         Ended        Ended        Ended
                            February 3,   January 29,  February 3,  January 29,
                               2001          2000         2001         2000

Net Sales                    $   6,115     $   5,973    $  18,407    $  17,716

Cost of Sales:

 Recurring (Note 1)              3,583         3,496       10,872       10,443

 Inventory valuation
   adjustments related
   to Fingerhut
   restructuring                     -             -           35            -

Total cost of sales              3,583         3,496       10,907       10,443

    Percent  to sales             58.6%         58.5%        59.3%        58.9%

Selling, general and
  administrative expenses        1,697         1,621        6,023        5,572

    Percent to sales              27.8%         27.1%        32.7%        31.5%

Asset impairment and
  restructuring charges
  (Note 2)                         167             -          927            -

    Percent to sales               2.7%            -%         5.0%           -%

Operating Income                   668           856          550        1,701

    Percent to sales              10.9%         14.4%         3.0%         9.6%

Interest expense - net            (119)         (104)        (437)        (355)

Income Before Income Taxes         549           752          113        1,346

Federal, state and local
 income tax expense               (217)         (304)        (297)        (551)

Net Income (Loss)              $   332      $    448      $  (184)    $    795



Basic Earnings (Loss) per
   share (Note 3)              $  1.67      $   2.11      $  (.90)    $   3.78

Diluted Earnings (Loss)
   per share (Note 3)          $  1.65      $   2.04      $  (.90)    $   3.62

Analytical Diluted Earnings
   per share (Notes 3 and 4)   $  2.15      $   2.04      $  3.08     $   3.62


Notes:

(1) Substantially all department store merchandise inventories are valued by the retail method and stated on the LIFO (last-in, first-out) basis, which is generally lower than market. Application of this method did not impact cost of sales for the 14 and 53 weeks ended February 3, 2001 or the 13 and 52 weeks ended January 29, 2000. Direct-to-customer merchandise inventories are stated at the lower of FIFO (first-in, first-out) cost or market.

(2) Asset impairment and restructuring charges for the 14 weeks ended February 3, 2001 represent the write-down of certain Fingerhut Internet-related and other venture capital investments totaling $71 million, severance costs, facility closing costs and asset write-downs related to the downsizing of Fingerhut operations totaling $42 million and asset write-downs related to the closure of the Stern's department store division and the planned disposition of certain of
  its   properties   totaling  $54  million.  Asset  impairment   and
  restructuring charges for the 53 weeks ended February 3, 2001 represent the write-down of intangible assets related to the Fingerhut acquisition totaling $673 million, the write-down of
  certain   Fingerhut  Internet-related  and  other  venture  capital
  investments totaling $131 million, the write-down of Fingerhut fixed assets totaling $18 million, severance costs, facility closing costs and asset write-downs related to the downsizing of Fingerhut operations totaling $51 million and asset write-downs related to the closure of the Stern's department store division and the planned disposition of certain of its properties totaling $54 million.

(3)   Common  shares  outstanding used in  computing  basic  earnings
  (loss) per share were 198.7 million and 212.3 million for the 14 weeks ended February 3, 2001 and the 13 weeks ended January 29, 2000, respectively, and 204.8 million and 210.4 million for the 53 weeks ended February 3, 2001 and the 52 weeks ended January 29, 2000, respectively. Potential common shares used in computing diluted earnings (loss) per share were 201.6 million and 219.9 million for the 14 weeks ended February 3, 2001 and the 13 weeks ended January 29, 2000, respectively, and 204.8 million (207.0 million on an analytical basis) and 219.6 million for the 53 weeks ended
  February 3, 2001 and the 52 weeks ended January 29, 2000, respectively.

(4) Excludes the impact of inventory valuation adjustments related to the Fingerhut restructuring and the asset impairment and restructuring charges (see Note 2).



                                                         Exhibit 99.2

                 FEDERATED  DEPARTMENT STORES, INC.

                 Operating Segment Data (Unaudited)

                             (millions)

                            14  Weeks      13 Weeks     53 Weeks     52 Weeks
                              Ended         Ended        Ended        Ended
                            February 3,   January 29,  February 3,  January 29,
                               2001          2000         2001         2000

Net Sales

Department Stores           $    5,540    $    5,198   $   16,467   $   15,850

Direct-to-Customer                 575           775        1,940        1,866

   Total                    $    6,115    $    5,973   $   18,407   $   17,716

Operating income

Department Stores:

   Recurring                $      939    $      872   $    2,004   $    1,871

   Asset impairment and
       restructuring
       charges (Note 1)            (54)            -          (54)           -

Total Department Stores            885           872        1,950        1,871

Direct-to-Customer:

   Recurring                        (6)           55         (288)          51

   Asset impairment and
       restructuring
       charges (Note 2)            (42)            -         (104)           -

Total Direct-to-Customer           (48)           55         (392)          51

Corporate and other:

   Recurring (Note 3)              (98)          (71)        (204)        (221)

   Asset impairment and
       restructuring
       charges (Note 4)            (71)            -         (804)           -

Total corporate and other         (169)          (71)      (1,008)        (221)

   Total                      $    668        $   856    $    550     $  1,701

Depreciation and amortization expense

Department Stores             $    155        $   158    $    606     $    619

Direct-to-Customer                  11              5          44           33

Corporate and other (Note 2)        14             24          83           86

   Total                      $    180        $   187    $    733     $    738



Notes:

(1)  Asset impairment and restructuring charges in the Department
  Store segment represent asset write-downs related to the closure of the Stern's department store division and the planned disposition of certain of its properties totaling $54 million.

(2) Asset impairment and restructuring charges for the 14 weeks ended February 3, 2001 in the Direct-to-customer segment represent severance costs, facility closing costs and asset write-downs related to the downsizing of Fingerhut operations totaling $42 million. Asset impairment and restructuring charges for the 53 weeks ended February 3, 2001 in the Direct-to-customer segment represent the write-down of fixed assets totaling $18 million and other restructuring charges totaling $86 million, consisting of severance costs, facility closing costs and asset write-downs related to the downsizing of Fingerhut operations totaling $51 million and $35 million of inventory valuation adjustments related to the Fingerhut restructuring.

(3) Corporate and other consists of the income or expense associated with the corporate office and certain items managed on a company-wide
  basis   (e.g.   intangibles,  financial  instruments,  investments,
  retirement benefits and properties held for sale or disposition).

(4) Asset impairment and restructuring charges for the 14 weeks ended February 3, 2001 in the Corporate and other segment represent the write-down of certain Fingerhut Internet-related and other venture capital investments totaling $71 million. Asset impairment and restructuring charges for the 53 weeks ended February 3, 2001 in the Corporate and other segment represent the write-down of intangible assets related to the Fingerhut acquisition totaling $673 million and the write down of certain Fingerhut Internet-related and other venture capital investments totaling $131 million.



                                                         Exhibit 99.3

                  FEDERATED DEPARTMENT STORES, INC.

               Consolidated Balance Sheets (Unaudited)

                             (millions)

                                    February 3, 2001   January  29, 2000
 ASSETS:
 Current Assets:
   Cash                                    $   322      $     218
   Accounts receivable (Note 1)              4,072          4,313
   Merchandise inventories                   3,812          3,589
Supplies and prepaid expenses                  200            230
Deferred income tax assets                     294            172
      Total Current Assets                   8,700          8,522

 Property and Equipment - net                6,830          6,828
 Intangible Assets - net                       896          1,735
 Other Assets                                  586            607
      Total Assets                         $17,012        $17,692

LIABILITIES AND SHAREHOLDERS' EQUITY:
 Current Liabilities:
   Short-term debt                       $   1,722      $   1,284
Accounts payable and accrued
 liabilities                                 2,903          3,043
Income taxes                                   244            225
      Total Current Liabilities              4,869          4,552

 Long-Term Debt                              4,374          4,589
 Deferred Income Taxes                       1,393          1,444
 Other Liabilities                             554            555
 Shareholders' Equity                        5,822          6,552

      Total Liabilities and Shareholders'
       Equity                             $ 17,012       $ 17,692


Note:

1. Consists of $1,637 million of Fingerhut accounts receivable, net of $584 million of allowance for doubtful accounts and $2,435 million of other Federated accounts receivable, net of $71 million of allowance for doubtful accounts as of February 3, 2001; and $1,978 million of Fingerhut accounts receivable, net of $295 million of allowance for doubtful accounts and $2,335 million of other Federated accounts receivable, net of $63 million of allowance for doubtful accounts as of January 29, 2000.



                                                         Exhibit 99.4

                  FEDERATED DEPARTMENT STORES, INC.

          Consolidated Statements of Cash Flows (Unaudited)

                             (millions)

                                             53 Weeks Ended    52 Weeks Ended
                                            February 3, 2001  January 29, 2000
 Cash flows from operating activities:
 Net income (loss)                                   $  (184)         $   795
 Adjustments to reconcile net income (loss)
  to net cash provided by operating
  activities:
   Depreciation and amortization                         653              657
   Amortization of intangible assets                      74               78
   Amortization of financing costs                         7                7
   Amortization of unearned restricted stock               6                3
   Asset impairment and restructuring charges            962                -
   Changes in assets and liabilities:
      (Increase) decrease in accounts receivable         225             (473)
      Increase in merchandise inventories               (256)            (164)
      (Increase) decrease in supplies and prepaid
       expenses                                           30              (27)
      Increase in other assets not separately
       identified                                        (17)              (8)
      Increase (decrease) in accounts payable and
       accrued liabilities not separately identified    (154)             194
      Increase in current income taxes                     22             128
      Increase (decrease) in deferred income taxes        (77)             64
      Increase (decrease) in other liabilities not
       separately identified                               (6)              9
        Net cash provided by operating activities       1,285           1,263

Cash flows from investing activities:
 Purchase of property and equipment                      (742)           (770)
 Capitalized software                                    (100)            (52)
 Investments in companies                                 (34)           (117)
 Acquisition of Fingerhut Companies, Inc., net
  of cash acquired                                          -          (1,539)
 Disposition of property and equipment                     72              46
        Net cash used by investing activities            (804)         (2,432)

Cash flows from financing activities:
 Debt issued                                              750           1,684
 Financing costs                                           (6)            (10)
 Debt repaid                                             (528)           (650)
 Increase (decrease) in outstanding checks                (43)             33
 Acquisition of treasury stock                           (603)           (267)
 Issuance of common stock                                  53             290
        Net cash provided (used) by financing
         activities                                      (377)          1,080

Net increase (decrease) in cash                           104             (89)
Cash beginning of period                                  218             307
Cash end of period                                      $ 322         $   218